UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2008 (September 30, 2008)

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road
Wakefield, Massachusetts 01880
 (Address of Principal Executive Offices, including Zip Code)

(781) 246-0700
 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement

On September 30, 2008, the Company and LV Administrative Services, Inc., as administrative and collateral agent (the “Agent”) for each of Laurus Master Fund, Ltd. (“Laurus”) and Valens Offshore SPV I, Ltd. (“Valens Offshore” and together with Laurus and the Agent, the “Holders”), entered into an amendment, effective as of September 29, 2008, to the Securities Purchase Agreement dated as of September 29, 2005 between the Company and Laurus (the “Purchase Agreement”).  Under the amendment, the Company paid $250,000 to the Agent, which payment is being applied first to any accrued and unpaid dividends on the shares of Series D Cumulative Convertible Preferred Stock purchased by Laurus pursuant to the Purchase Agreement (and subsequently assigned to Valens Offshore), and then to the outstanding principal balance under the Purchase Agreement and certain related documents.  In exchange for this payment, the Holders agreed to change the Mandatory Redemption Date of the Series D Cumulative Convertible Preferred Stock from September 29, 2008 to October 24, 2008, at which time the remaining principal is due.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01.       Regulation FD Disclosure

See Item 1.01 of this Form 8-K.

Item 9.01.        Financial Statements and Exhibits

               (d)  Exhibits

Exhibit No.                        Description

10.1
Omnibus Amendment, dated as of September 30, 2008, among Implant Sciences Corporation and LV Administrative Services, Inc., as administrative and collateral agent for each of Laurus Master Fund, Ltd. and Valens Offshore SPV I, Ltd., to (i) that certain Securities Purchase Agreement, dated as of September 29, 2005, by and between the Company and Laurus Master Fund, Ltd. and (ii) certain the other related agreements referred to in the Purchase Agreement.

99.1	Press Release of Implant Sciences Corporation dated October 3, 2008.

The information included in this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 1.01, “Entry into a Material Definitive Agreement,” Item 7.01, “Regulation FD Disclosure” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K.  As such, the information (including the exhibits) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This Current Report (including the exhibits attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Glenn D. Bolduc
Glenn D. Bolduc
Chief Financial Officer

Date:  October 3, 2008

EXHIBIT INDEX

Exhibit No.                        Description

99.1	Press Release of Implant Sciences Corporation dated October 3, 2008.